SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2004

Exact Name of Registration as Specified in Charter:

ENSURGE, INC.

State of Other Jurisdiction of Incorporation:

Nevada

Commission File Number:

033-03275-D

IRS Employer Identification Number:

87-0431533

Address and Telephone Number of Principle Executive Offices:

2089 East Fort Union Blvd.

Salt Lake City, UT 83121

801.673-2953

Item 1.03.     Bankruptcy or Receivership

On September 30, 2004, Ensurge, Inc., (“the Company”)  filed a petition seeking relief under Chapter 11 with the United States Bankruptcy Code in the District of Nevada.  The Company is currently existing as a “debtor” in possession and intends to submit a Plan of Reorganization in the near future.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

October 20, 2004

ENSURGE, INC.

/s/ Jeff A. Hanks

Jeff A. Hanks, President